SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2014

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On July 24, 2014, The Priceline Group Inc., a Delaware corporation (“The Priceline Group”), OpenTable, Inc., a Delaware corporation (“OpenTable”), and Rhombus, Inc., a Delaware corporation and wholly owned subsidiary of The Priceline Group (“Rhombus”), consummated the merger contemplated by the Agreement and Plan of Merger by and among The Priceline Group, OpenTable, and Rhombus, dated as of June 12, 2014 (the “Merger”). The completion of the Merger was previously reported in The Priceline Group's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 24, 2014 (the “Initial Report”).
This Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide certain financial statements of OpenTable and certain unaudited pro forma financial information required under Item 9.01, which were excluded from the Initial Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The following financial statements are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference:

i.	Audited consolidated financial statements of OpenTable, Inc. as of and for the year ended December 31, 2013; and

ii.	Unaudited interim consolidated financial statements of OpenTable, Inc. as of and for the six months ended June 30, 2014.
(b)    Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.
Exhibit No.    Description

2.1
Agreement and Plan of Merger, dated as of June 12, 2014, by and among OpenTable, Inc., The Priceline Group Inc. and Rhombus, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on June 13, 2014 and incorporated herein by reference).

23.1	Consent of Deloitte & Touche LLP relating to OpenTable, Inc.'s financial statements.

99.1
Joint Press Release, dated July 24, 2014, of The Priceline Group Inc. and OpenTable, Inc. announcing the closing of the merger (filed as exhibit 99.1 to the Current Report on Form 8-K filed on July 24, 2014 and incorporated herein by reference).

99.2
Audited consolidated financial statements of OpenTable, Inc. as of and for the year ended December 31, 2013 and unaudited interim consolidated financial statements of OpenTable, Inc. as of and for the six months ended June 30, 2014.

99.3	Unaudited pro forma combined financial statements as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Daniel J. Finnegan
	Name:	Daniel J. Finnegan
	Title:	Chief Financial Officer

Date:  October 7, 2014

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EXHIBIT INDEX

Exhibit No.        Description

2.1
Agreement and Plan of Merger, dated as of June 12, 2014, by and among OpenTable, Inc., The Priceline Group Inc. and Rhombus, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on June 13, 2014 and incorporated herein by reference).

23.1	Consent of Deloitte &Touche LLP relating to OpenTable, Inc.'s financial statements.

99.1
Joint Press Release, dated July 24, 2014, of The Priceline Group Inc. and OpenTable, Inc. announcing the closing of the merger (filed as exhibit 99.1 to the Current Report on Form 8-K filed on July 24, 2014 and incorporated herein by reference).

99.2
Audited consolidated financial statements of OpenTable, Inc. as of and for the year ended December 31, 2013 and unaudited interim consolidated financial statements of OpenTable, Inc. as of and for the six months ended June 30, 2014.

99.3	Unaudited pro forma combined financial statements for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014.

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